[CONFORMED COPY]
                                                      Exhibit 10.17a
                    AMENDMENT NO. 1 TO CREDIT AGREEMENT

     AMENDMENT dated as of December 22, 1997 to the Credit Agreement dated as of December 7, 1995 (the "CREDIT AGREEMENT") among PRAXAIR, INC. (the "BORROWER"), the BANKS party thereto (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent (the "DOCUMENTATION AGENT"), and THE CHASE MANHATTAN BANK, as Administrative Agent.

                           W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Credit Agreement to modify the conditions to borrowing;

     NOW, THEREFORE. the parties hereto agree as follows:

     SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically deemed herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. MODIFICATION OF CONDITION TO BORROWING. Section 3.02(d) of the Credit Agreement is amended to read in its entirety as follows:

     (d) if such Borrowing is not a Refunding Borrowing, the fact that the representations and warranties of the Borrower contained in this Agreement (except the representation and warranty set forth in Section 4.04(c) as to any material adverse change which has theretofore been disclosed in writing to the Banks) shall be true on and as of the date of such Borrowing; and

     SECTION 3. REPRESENTATIONS OF BORROWER. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

     SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 6. EFFECTIVENESS. This Amendment shall become effective as of the date hereof on the date (the "AMENDMENT EFFECTIVE DATE") when the Documentation Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Documentation Agent) that such party has signed a counterpart hereof

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

               PRAXAIR, INC.

               By:  /S/ JAMES S. SAWYER

                    Title: Vice President & Treasurer


               MORGAN GUARANTY TRUST
                    COMPANY OF NEW YORK

               By: /S/ JAMES S. FINCH

                    Title: Vice President


               THE CHASE MANHATTAN BANK

               By: /S/ ROBERT T. SACKS
                   Title: Managing Director


               BANCA COMMERCIALE ITALIANA,
                    NEW YORK BRANCH

               By: /S/ CHARLES DOUGHERTY
                   Title: Vice President

               By: /S/ KAREN PURELIS
                   Title: Vice President

               BANCA NAZIONALE DEL LAVORO SPA,
                    NEW YORK BRANCH

               By: /S/ LEONARDO VALENTINI

                    Title: First Vice President

               By: /S/ MIGUEL J. MEDIDA
                   Title: Vice President


               BANCA POPOLARE DI MILANO

               By: /S/ FULVIO MONTANARI
                   Title: First Vice President

               By: /S/ PATRICK DILLON

                  Title: Vice President
                             Chief Credit Officer


               BANK BRUSSELS LAMBERT,
                    NEW YORK BRANCH

               By: /S/ JOHN KIPPAX
                   Title: Vice President & Manager

               By: /S/ DOMINICK VANGAEVER
                   Title: Senior Vice President & Manager

               BANK OF AMERICA NATIONAL TRUST
                    AND SAVINGS ASSOCIATION

               By: /S/ DONALD J. CHIN
                   Title: Manager, Director

               THE BANK OF NEW YORK

               By: /S/ KENNETH P. SNEIDER. JR.
                   Title: Vice President


               THE BANK OF NOVA SCOTIA

               By: /S/ J.R. TRIMBLE
                   Title: Senior Relationship Manager


               THE BANK OF TOKYO-MITSUBISHI, LTD.,
                    NEW YORK BRANCH

               By: /S/ WILLIAM J. DARBY
                   Title: Vice President

               BANKBOSTON, N.A.

               By: /S/ HARVEY H. THAYER. JR.
                   Title: Director


               BANQUE NATIONALE DE PARIS

               By: /S/ RICHARD L. STED
                   Title: Senior Vice President

               By: /S/ SOPHIE REVILLARD KAUFMAN
                   Title: Vice President


               BARCLAYS BANK PLC

               By: /S/ RICHARD B. WILLIAMS
                   Title: Director


               BAYERISCHE VEREINSBANK AG
                    NEW YORK BRANCH

               By: /S/ MARIANNE WEINZINGER
                   Title: Vice President

               By: /S/ PAMELA J. GILLONS
                   Title: Assistant Treasurer


               CIBC INC.

               By: /S/ JOHN-PAUL MAROTTA
                   Title: Executive Director
                         CIBC Oppenheimer Corp., as agent


               COMMERZBANK AG, NEW YORK BRANCH

               By: /S/ ROBERT DONOHUE
                   Title: Vice President

               By: /S/ PETER DOYLE
                   Title: Assistant Treasurer


               CREDIT LYONNAIS NEW YORK BRANCH

               By: /S/ MARV E. COLLIER
                   Title: Vice President


               CREDIT SUISSE FIRST BOSTON

               By: /S/ LYNN ALLEGAERT
                   Title: Vice President

               By: /S/ ROBERT B. POTTER
                   Title: Vice President


               THE DAI-ICHI KANGYO BANK, LIMITED
                    NEW YORK BRANCH

               By: /S/ MATTHEW G. MURPHY
                   Title: Vice President


               DEUTSCHE BANK AG, NEW YORK
                    AND/OR CAYMAN ISLANDS BRANCH

               By: /S/ SUSAN L. PEARSON
                   Title: Vice President

               By: /S/ STEPHAN A. WEIDEMANN
                   Title: Director

               FLEET NATIONAL BANK

               By: /S/ ROBERT C. RUBINO
                   Title: Senior Vice President


               THE FUJI BANK, LIMITED,
                    NEW YORK BRANCH

               By:

                    Title:


               GULF INTERNATIONAL BANK

               By: ________________________    ___________
                    Title:


               THE INDUSTRIAL BANK OF JAPAN,
                    LIMITED, NEW YORK BRANCH

               By: /S/ JOHN V. VELTRI
                   Title: Joint General Manager


               ISTITUTO BANCARIO SAN PAOLO DI
                    TORINO, SPA

               By: /S/ WENDELL JONES
                   Title: Vice President

               By: /S/ ETTORE VIAZZO
                   Title: Vice President


               LTCB TRUST COMPANY

               By: /S/ MASANORI SHOJI

                    Title: Senior Vice President

               MARINE MIDLAND BANK

               By: /S/ MARK J. RAKOV

                    Title: Vice President


               MELLON BANK, N.A.

               By: /S/ GEORGE B. DAVIS


               NATIONSBANK, N.A.

               By: /S/ MARGARET K. VANDENBERG
                   Title: Senior Vice President


               PNC BANK, NATIONAL ASSOCIATION

               By: /S/ DONALD V. DAVIS
                   Title: Vice President


               ROYAL BANK OF CANADA

               By: /S/ DON S. BRYSON
                   Title: Senior Manager


               THE SAKURA BANK, LIMITED

               By: /S/ YASUMASA KIKUCHI
                   Title: Senior Vice President


               THE SANWA BANK, LIMITED

               By: /S/ STEPHEN C. SMALL
                   Title: Vice President & Area Manager

               THE SUMITOMO BANK OF CALIFORNIA

               By: /S/ SHUJI ITO

                    Title: Vice President


               THE SUMITOMO BANK, LIMITED

               By: /S/ KAZOVOSHI OGAEA

                    Title: Joint General Manager


               THE TOKAI BANK, LIMITED

               By:
                    Title:


               TORONTO DOMINION (NEW YORK), INC.

               By: /S/ DEBBIE A. GREENE

                    Title: Vice President


               UNION BANK OF SWITZERLAND

               By: /S/ HAMILTON W. BULLARD
                   Title: Assistant Treasurer

               By: /S/ C.C. GLOCKLER

                    Title:  Director

               WESTDEUTSCHE LANDESBANK
                    GIROZENTRALE, NEW YORK BRANCH

               By: /S/ RALPH WHITE
                   Title: Vice President

               By: /S/ THOMAS LEE
                   Title: Associate


               THE YASUDA TRUST & BANKING CO., LTD.

               By:
                  Title:









                                   - 2 -